SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2003

FRANKLIN AUTO TRUST 2003-1

(Exact name of Registrant as Specified in its Charter)

Delaware	333-105684	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 West 200 South, Suite 500, Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 238-6700
(Registrant’s Telephone Number, Including Area Code)

Item 5.

 Other Events.

On June 12, 2003, Franklin Auto Trust 2003-1 (the “Trust”) issued and sold $318,000,000 initial principal amount of Franklin Auto Trust 2003-1 Asset Backed Notes, Class A-l Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (collectively, the “Notes”) pursuant to an Indenture dated as of June 1, 2003, between Franklin Auto Trust 2003-1, as issuer, and The Bank of New York, as indenture trustee.

Prior to the issuance and sale of the Notes, Franklin Redceivables LLC (the “Seller”) and Citigroup Global Markets Inc. furnished to prospective investors a prospectus supplement which disclosed certain pool information relating to certain motor vehicle retail installment sale contracts (the “Receivables”).  The statistical information presented in the prospectus supplement was based on the Receivables as of the close of business on April 30, 2003.

The Seller deposited $70,000,000 in a segregated trust account (the “Pre-Funding Account”) to be used by the Trust to acquire additional Receivables until the earliest of the date on which (1) the amount on deposit in the Pre-Funding Account is less than $2,500, (2) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (3) the close of business on July 31, 2003.  The Trust acquired certain additional Receivables on July 7, 2003 and July 31, 2003 with a total principal balance of approximately $70,000,000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.

 Exhibit No.

Description

1

99

Pool Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC,

By  FRANKLIN CAPITAL CORPORATION,

as managing member

By:

/s/ Harold E. Miller, Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

August 12, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99	Pool Information

The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by annual percentage rate, the distribution by original term and the distribution by remaining term, in each case of the Receivables as of the related cutoff date, are set forth below.

Credit Quality of the Receivables

				Weighted	Weighted
				Average	Average	Average	Average
	Aggregate Outstanding		Weighted	Original	Remaining	Outstanding	Original
Class of	Principal	Number of	Average	Term	Term	Principal	Amount
Receivables(1)	Balance	Receivables	APR	(in months)	(in months)	Balance	Financed
Prime	$186,838,068.92	10,509	7.535	68.0	65.0	$17,778.86	$19,021.72
Non-Prime	$127,207,234.03	7,658	12.228	67.3	63.8	$16,611.03	$17,925.96
Sub-Prime	$3,974,698.82	345	18.696	60.2	56.8	$11,520.87	$12,606.09
Total	$318,020,001.77	18,512	9.551	67.6	64.4	$17,179.13	$18,448.86

__________

(1)

The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital's underwriting criteria.

Distribution by New and Used Financed Vehicles of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
	Number of	Principal	Principal
	Receivables	Balance	Balance(1)
New	7,077	$149,157,226.34	46.90%
Used	11,435	168,862,775.43	53.10
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Geographic Distribution of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
	Number of	Principal	Principal
State(1)	Receivables	Balance	Balance(3)
California	5,584	$ 87,503,111.79	27.51%
Arizona	5,134	96,215,733.28	30.25
Nevada	3,752	66,714,004.05	20.98
Oregon	1,584	26,583,497.34	8.36
New Mexico	980	16,108,975.36	5.07
Washington	525	8,745,201.32	2.75
Kansas	461	9,500,923.66	2.99
Other(2)	492	6,648,554.97	2.09
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Based on billing addresses of the Obligors as of the applicable cutoff date.

(2)

Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)

Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
Range of Outstanding	Number of	Principal	Principal
Principal Balance	Receivables	Balance	Balance(1)
$0.00 to $4,999.99	893	$ 2,911,028.73	0.92%
$5,000.00 to $9,999.99	2,575	20,280,001.85	6.38
$10,000.00 to $14,999.99	4,519	56,674,041.55	17.82
$15,000.00 to $19,999.99	4,328	75,494,691.68	23.74
$20,000.00 to $24,999.99	3,239	72,385,812.30	22.76
$25,000.00 to $29,999.99	1,712	46,588,741.68	14.65
$30,000.00 and greater	1,246	43,685,683.98	13.74
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Annual Percentage Rate of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
Range of Annual	Number of	Principal	Principal
Percentage Rate	Receivables	Balance	Balance(1)
4.49% to 4.99%	776	$ 12,225,403.07	3.84%
5.00% to 5.99%	2,031	38,558,618.88	12.12
6.00% to 6.99%	2,241	43,487,113.68	13.67
7.00% to 7.99%	2,300	43,246,621.03	13.60
8.00% to 8.99%	1,992	37,098,189.78	11.67
9.00% to 9.99%	1,942	35,123,937.86	11.04
10.00% to 10.99%	1,309	22,792,763.19	7.17
11.00% to 11.99%	1,025	17,682,660.04	5.56
12.00% to 12.99%	1,138	18,378,373.73	5.78
13.00% to 13.99%	824	12,602,163.88	3.96
14.00% to 14.99%	804	11,900,682.56	3.74
15.00% to 15.99%	550	7,585,676.74	2.39
16.00% to 16.99%	431	5,342,874.84	1.68
17.00% to 17.99%	289	3,255,870.08	1.02
18.00% to 18.99%	311	3,546,661.99	1.12
19.00% to 19.99%	144	1,420,155.54	0.45
20.00% and greater	405	3,772,234.88	1.19
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
	Number of	Principal	Principal
Range of Original Term	Receivables	Balance	Balance(1)
12 Months and under	5	$ 24,596.67	0.01%
13 to 24 Months	68	350,211.58	0.11
25 to 36 Months	370	3,032,995.42	0.95
37 to 48 Months	915	9,154,818.96	2.88
49 to 60 Months	6,721	89,190,793.62	28.05
61 to 72 Months	10,035	205,287,338.02	64.55
73 to 84 Months	398	10,979,247.50	3.45
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Remaining Term of the Receivables

			Percentage of
		Aggregate	Aggregate
		Outstanding	Outstanding
	Number of	Principal	Principal
Range of Remaining Term	Receivables	Balance	Balance(1)
12 Months and under	594	$ 1,774,898.53	0.56%
13 to 24 Months	630	4,179,210.22	1.31
25 to 36 Months	486	4,199,177.59	1.32
37 to 48 Months	915	9,209,611.85	2.90
49 to 60 Months	6,117	87,811,660.66	27.61
61 to 72 Months	9,385	200,043,990.39	62.90
73 to 84 Months	385	10,801,452.53	3.40
Total	18,512	$318,020,001.77	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.